UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 28, 2011

DIAGNOSTIC IMAGING INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

NEVADA	333-1364363	98-0493698
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

848 N. Rainbow Blvd. #2494 Las Vegas, Nevada 89107
(Address of principal executive offices)

(877) 331-3444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

Effective February 16, 2011 the “Resignation Date”), Jewett, Schwartz, Wolfe & Associates (“JSW”) advised the Company on February 26,2011 that it was resigning as the Company’s independent registered public accounting firm because the audit team left JSW in order to join RBSM LLP. Except as noted in the following paragraph, the reports of JSW on the Company’s  financial statements for the years ended December 31, 2009 and 2008 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of JSW on the Company’s consolidated financial statements as of and for the years ended December 31, 2009 and 2008 contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern due to a deficit in working capital and incurring significant losses.

During the years ended December 31, 2009 and 2008 and through February 16, 2011, the Company has not had any disagreements with JSW on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to JSW’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the years ended December 31, 2009 and 2008 and through February 16, 2011, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided JSW with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from JSW is attached hereto as Exhibit 16.1

New independent registered public accounting firm

On February 26, 2011  (the “Engagement Date”), the Company engaged RBSM LLP (“RBSM ”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2010. The decision to engage RBSM as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with RBSM regarding either:

1.

the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that RBSM  concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.

any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial statements of businesses acquired.

Not applicable

(b)

Pro forma financial information.

Not applicable

(c)

Shell company transactions.

Not applicable

(d)

Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from Jewett, Schwartz, Wolfe & Associates

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diagnostic Imaging International Corp.

Dated: March 28, 2011	By:	/s/ Mitch Geisler
Name: Mitch Geisler
Chief Executive Officer and Director